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                                  ANNUAL REPORT
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[LOGO]
NEW ENGLAND FUNDS(R)
Where The Best Minds Meet(R)


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                                                                     New England
                                                                 Adjustable Rate
                                                            U.S. Government Fund

                                                               [Graphic Omitted]

------------------
December 31, 1997
------------------

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--------------------------------------------------------------------------------

                                                                   FEBRUARY 1998
--------------------------------------------------------------------------------

[Photo of Henry L.P. Schmelzer]

Dear Shareholder:

"Even in 1997 . . . investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks."

In 1997, many investors once again had reason to be pleased with the performance of their mutual fund holdings. However, in times such as these, expectations tend to grow along with prices. It pays to remind ourselves that no trend is permanent, and we should keep our goals realistic and long-term needs in focus.

In the third straight year of outstanding returns, the Dow Jones Industrial Average and the Standard & Poor's 500 Stock Index -- two widely followed indicators of the performance of large-company stocks -- gained 24.9% and 33.3% respectively. At the same time, smaller-company stocks, as measured by the Russell 2000 Index, were up 22.4%. Meanwhile, bond investors also were rewarded as declining interest rates and rising prices meant solid gains. The Lehman Long Treasury Index, for example, posted a 15.1% return for the year. Results were less favorable for international investors, especially those exposed to emerging markets or the financial turmoil in Asia.

Gratifying though it has been, the markets' surge of the past few years obscures the historic norm: Downturns and volatility also are regular features of investing. Even in 1997, notwithstanding the impressive overall results, investors saw some sharp, short-term drops, whether they were invested in the United States or overseas, in bonds or stocks. Market fluctuations remind us of some valuable lessons.

First, volatility is inevitable, and should not disrupt long-term programs without sufficient evaluation. Those who sold in response to downturns -- October 1987 is an obvious example -- may have missed out on the subsequent uptrend. Second, sound diversification can reduce risk. A useful exercise is to review your asset allocation regularly with your financial representative.

Starting in 1998, you have one more reason to consult with your representative:
Newly expanded retirement options, including the new Roth IRA, could play an important role in your retirement and tax planning for years to come. With this in mind, New England Funds has introduced programs specially designed to help you make the most of the newest retirement vehicles.

  [Dalbar logo]
1995 o 1996 o 1997

In addition to offering quality mutual fund choices and tax-advantaged plans, we focus on providing the highest quality customer service. This is why I am pleased to report that we have received DALBAR's Mutual Fund Service Award for "providing the highest tier of service excellence in the mutual fund industry." New England Funds is one of just three mutual fund companies to receive this award for the third consecutive year from DALBAR, an independent evaluator of mutual fund service. We are continuing to work to provide even more effective services. Two examples are: the Personal Access Line(TM) -- our enhanced automated telephone account service (800-346-5984) -- and the account information section of the New England Funds web site (www.mutualfunds.com). Each provides convenient, 24-hour access to current information about your New England Funds accounts.

All of us at New England Funds thank you for your continued support and look forward to serving you in the years ahead.

    Sincerely,

/s/ Henry L.P. Schmelzer
    Henry L.P. Schmelzer
    President

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                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                    INVESTMENT RESULTS THROUGH DECEMBER 31, 1997
--------------------------------------------------------------------------------

Putting Performance in Perspective
The charts comparing your Fund's performance to a benchmark index provide you with a general sense of how your Fund performed. To put this information in context, it may be helpful to understand the special differences between the two. Your Fund's total return for the period shown appears with and without sales charges and includes Fund expenses and management fees. A securities index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged; there are no expenses that affect the results. In addition, few investors could purchase all of the securities necessary to match the index. And, if they could, they would incur transaction costs and other expenses.

[A chart in the form of a line graph appears here illustratng a $10,000 investment in the Fund compared to the Lehman Adjustable Rate Mortgage Index and the Cost of Living since 12/31/91. The data for this chart are as follows:]

--------------------------------------------------------------------------------
                GROWTH OF A $10,000 INVESTMENT IN CLASS A SHARES
--------------------------------------------------------------------------------

                       DECEMBER 1991 THROUGH DECEMBER 1997

           Compared to Lehman Adjustable Rate Mortgage (ARM) Index(4)
                           and the Cost of Living(5)

                 Net         With Maximum        Lehman ARM(4)         Cost
                Asset           Sales         (index extablished        of
               Value(1)        Charge(2)          12/31/91)           Living(5)
--------------------------------------------------------------------------------
12/31/91       $10,000        $ 9,900             $10,000             $10,000
1992           $10,494        $10,389             $10,502             $10,290
1993           $10,916        $10,807             $11,131             $10,573
1994           $11,000        $10,890             $11,132             $10,855
1995           $11,948        $11,829             $12,437             $11,131
1996           $12,645        $12,518             $13,263             $11,501
1997           $13,430        $13,296             $14,142             $11,711

This illustration represents past performance of Class A shares and cannot predict future results. Investment return and principal value may vary, resulting in a gain or loss on the sale of shares. Class B and Class C share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. All Index and Fund performance assumes reinvested distributions.

--------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
--------------------------------------------------------------------------------

                                           AVERAGE ANNUAL TOTAL RETURNS 12/31/97
--------------------------------------------------------------------------------
CLASS A (Inception 10/18/91)          1 YEAR      5 YEARS       SINCE INCEPTION
Net Asset Value(1)                     6.21%       5.06%              5.07%
With Max. Sales Charge(2)              5.21        4.83               4.89
Lehman ARM Index(4)                    6.63        6.07                N/A
Lipper ARM Average(6)                  6.07        4.90               4.82
(calculated from 10/31/91)

CLASS B (Inception 9/13/93)          1 YEAR       3 YEARS       SINCE INCEPTION
Net Asset Value(1)                     5.42%       6.03%              4.17%
With CDSC(3)                           0.42        5.14               3.77
Lehman ARM Index(4)                    6.63        8.27               5.94
(calculated from 9/30/93)
 Lipper ARM Average(6)                 6.07        6.75               4.83
(calculated from 9/30/93)

These returns represent past performance. Investment return and principal value will fluctuate so that shares, upon redemption, may be worth more or less than their original cost.

NOTES TO CHARTS
(1) Net Asset Value (NAV) performance assumes reinvestment of all distributions and does not reflect the payment of a sales charge at the time of purchase.

(2) With Maximum Sales Charge performance assumes reinvestment of all distributions and reflects the maximum sales charge of 1% at the time of purchase of Class A shares.

(3) With Contingent Deferred Sales Charge (CDSC) performance assumes a maximum 5% sales charge is applied to a redemption of Class B shares. The sales charge will decrease over time, declining to zero six years after the purchase of shares.

(4) Lehman Adjustable Rate Mortgage (ARM) Index is an unmanaged index of adjustable rate mortgages of short to intermediate maturities. The Index performance has not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments.

(5) Cost of Living is based on the Consumer Price Index, a widely recognized measure of the cost of goods and services in the United States, calculated by the U.S. Bureau of Labor Statistics.

(6) Lipper Adjustable Rate Mortgage (ARM) Average is an average of the total return performance (calculated on the basis of net asset value) of funds with similar investment objectives as calculated by Lipper Analytical Services, an independent mutual fund ranking service.

-------------------------------------------------------------------------------
                NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND
-------------------------------------------------------------------------------

                                QUESTIONS & ANSWERS WITH YOUR PORTFOLIO MANAGER
-------------------------------------------------------------------------------

Q. How did New England Adjustable Rate U.S. Government Fund perform over the past 12 months?

[Photo of Scott Nicholson Back Bay Advisors, L.P.]

   The Fund posted competitive returns while demon-strating a high degree of share price stability. For the 12-month period ending December 31, 1997, New England Adjustable Rate U.S. Government Fund's Class A shares generated a total return of 6.21%, reflecting a $0.02 per share gain in net asset value to $7.39 per share and the reinvestment of $0.426 per share in dividend distributions. During the year, the Fund's Class A net asset value remained very stable, fluctuating between $7.36 and $7.42. For the same period, Class B shares produced a total return of 5.42%, based on net asset value.

Q. What was the environment like for adjustable rate mortgage securities
   (ARMS)?

   Favorable -- for most of 1997. But recently, condi-tions for ARMS have deteriorated markedly. The combination of declining long-term interest rates and a substantial flattening of the yield curve -- that is, a significant decline in long-term rates compared to relatively stable short-term rates -- fostered a dramatic increase in ARMS prepayment activity. Prepayments occur when owners of the underlying mortgages pay off their mortgages -- typically to lower their borrowing costs -- and refinance at lower prevailing interest rates. Rising levels of prepayments tend to lower the market value of ARMS.

   In the first quarter of 1997, bond investors pushed up long-term interest rates, concerned that strong economic growth might cause inflationary pressures to escalate, eroding bond values. The Federal Reserve Board, in fact, raised the federal funds rate -- the rate at which banks lend to each other overnight -- by one-quarter of a percentage point in March. Yet the rise was short-lived as both short- and long-term interest rates soon fell below their levels at the start of 1997. Signs of slower economic growth, a shrinking federal budget deficit, strong foreign demand for U.S. securities and, most significantly, continued low inflation fueled the decline in rates. The yield gap between long- and short-term bonds narrowed as yields on longer-maturity bonds continued to drop sharply through the second half of the year. While the decline in short-term rates was much less pronounced, falling long-term rates caused mortgage prepayments to increase and prices of existing ARMS to drop.

Q. How did you manage the Fund amidst these conditions?

   As interest rates rose early in the year, I shortened the Fund's duration by reducing its holdings in ARMS and increasing its positions in U.S. Treasuries and cash. (Expressed in years, duration measures a portfolio's sensitivity to interest rate changes.) A shorter duration enhanced the Fund's price stability by reducing its sensitivity to changes in interest rates.

   During the second half of the year, I concentrated on managing exposure to prepayments while taking steps to capture additional income as a way to offset the prepayment-related decline in the Fund's income earnings stream. For example, I reduced holdings in ARMS somewhat while changing the composition of the holdings to include older ARMS and GNMA (Government National Mortgage Association) ARMS. These securities have demonstrated a resiliency to prepayments during past periods of declining interest rates.

   To boost income, I increased investments in U.S. agency callable notes, which have typically offered higher coupons -- or fixed rates of interest -- than U.S. Treasury securities with similar maturities. The yield advantage of callable issues is intended to compensate investors for the possibility that these issues can be called -- that is, redeemed -- before their maturity dates. Finally, I moderately extended the average maturity of U.S. Treasury note holdings to pursue price gains fostered by declining interest rates. When interest rates decline, the prices of bonds with longer maturities tend to rise more than those with shorter maturities.

   As always, the Fund invests in the most creditworthy securities available and continues to carry the highest Standard & Poor's rating for mutual funds -- AAAf.

Q. What is your outlook for ARMS?

   We remain cautious; the recent interest rate pattern, characterized by sharper declines in long-term rates than in short-term rates, could keep prepayment activity at elevated levels. While prices of ARMS have dropped significantly, they may have further to go before their values look better than other securities with similar durations. On the other hand, the lack of new supply is working in favor of ARMS. The popularity of fixed rate mortgages, a consequence of falling interest rates, is curbing new issuance of ARMS and thereby helping to support ARMS prices.

   Looking ahead, the lingering effects of Asia's financial difficulties could restrain economic growth in the United States. In the event of a substantial slowdown, the Federal Reserve Board probably will lower short-term interest rates. But, if the Asian influence proves negligible and the Federal Reserve leaves interest rates unchanged, long-term interest rates could rise and widen the gap between long-term and short-term interest rates. In either case, however, the overall attractiveness of ARMS stands to improve.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

Investments as of December 31, 1997

BONDS AND NOTES--95.9% OF TOTAL NET ASSETS

 FACE
AMOUNT            DESCRIPTION                                                 VALUE (a)
---------------------------------------------------------------------------------------
                  GOVERNMENT AGENCIES (c)--81.1%
$ 5,000,000       Federal Farm Credit Bank Consolidated, 6.400%, 10/02/00  $  4,996,100
  1,694,213       Federal Home Loan Mortgage Corp., 6.592%, 11/01/35 (d) .    1,754,577
  4,087,036       Federal Home Loan Mortgage Corp., 7.244%, 1/01/25, (d) .    4,215,410
  1,655,627       Federal Home Loan Mortgage Corp., 7.303%, 4/01/22, (d) .    1,696,505
  4,666,715       Federal Home Loan Mortgage Corp., 7.411%, 1/01/20, (d) .    4,848,997
  1,273,924       Federal Home Loan Mortgage Corp., 7.625%, 10/01/21, (d)     1,328,868
  2,309,005       Federal Home Loan Mortgage Corp., 7.661%, 3/01/25, (d) .    2,358,440
  2,714,393       Federal Home Loan Mortgage Corp., 7.680%, 5/01/19, (d) .    2,821,693
  2,037,412       Federal Home Loan Mortgage Corp., 7.701%, 1/01/23, (d) .    2,130,053
  3,058,175       Federal Home Loan Mortgage Corp., 7.707%, 7/01/26, (d) .    3,134,629
  6,864,678       Federal Home Loan Mortgage Corp., 7.725%, with various
                    maturities to 2/01/22, (d) ...........................    7,186,451
  1,288,906       Federal Home Loan Mortgage Corp., 7.734%, 6/01/22, (d) .    1,344,290
  4,549,128       Federal Home Loan Mortgage Corp., 7.839%, 4/01/25, (d) .    4,738,190
  1,179,854       Federal Home Loan Mortgage Corp., 7.858%, 6/01/22, (d) .    1,225,939
  3,268,323       Federal Home Loan Mortgage Corp., 7.875%, with various
                    maturities to 12/01/22, (d) ..........................    3,399,940
  2,499,282       Federal Home Loan Mortgage Corp., 7.876%, 5/01/23, (d) .    2,606,677
  2,947,010       Federal Home Loan Mortgage Corp., 7.932%, 10/01/23, (d)     3,040,961
    837,093       Federal Home Loan Mortgage Corp., 7.959%, 9/01/22, (d) .      861,418
  1,322,063       Federal Home Loan Mortgage Corp., 7.984%, 12/01/25, (d)     1,354,705
  4,462,558       Federal Home Loan Mortgage Corp., 7.989%, 9/01/23, (d) .    4,633,385
  3,974,274       Federal Home Loan Mortgage Corp., 7.990%, 4/01/29, (d) .    4,115,242
  2,851,521       Federal Home Loan Mortgage Corp., 7.995%, 5/01/23, (d) .    2,939,747
  1,729,582       Federal Home Loan Mortgage Corp., 8.000%, 8/01/24, (d) .    1,753,363
  2,094,600       Federal Home Loan Mortgage Corp., 8.005%, 7/01/25, (d) .    2,148,934
  2,116,019       Federal Home Loan Mortgage Corp., 8.057%, 9/01/23, (d) .    2,191,413
  4,689,674       Federal Home Loan Mortgage Corp., 6.698%, 10/15/23,
                   (d)(e) ................................................    4,718,984
    450,469       Federal National Mortgage Association, 5.941%, 9/01/23,
                    (d) ..................................................      445,050
  5,000,000       Federal National Mortgage Association, 6.100%, 10/06/00     5,004,700
  1,860,839       Federal National Mortgage Association, 6.360%, 7/01/19,
                    (d) ..................................................    1,875,372
  5,000,000       Federal National Mortgage Association, 6.540%, 9/08/00 .    5,009,350
    458,770       Federal National Mortgage Association, 6.597%, 6/01/19,
                    (d) ..................................................      464,646
  2,941,827       Federal National Mortgage Association, 6.602%, 7/01/27,
                    (d) ..................................................    2,992,838
  1,289,764       Federal National Mortgage Association, 6.716%, 1/01/20,
                    (d) ..................................................    1,310,517
  3,905,932       Federal National Mortgage Association, 7.000%, 4/01/26,
                    (d) ..................................................    3,999,908
    423,575       Federal National Mortgage Association, 7.557%, 5/01/20,
                    (d) ..................................................      438,069
    302,569       Federal National Mortgage Association, 7.600%, 8/01/17,
                    (d) ..................................................      313,159
  2,092,714       Federal National Mortgage Association, 7.652%, 4/01/23,
                    (d) ..................................................    2,170,207
  3,493,142       Federal National Mortgage Association, 7.659%, 7/01/24,
                    (d) ..................................................    3,624,694
  1,194,448       Federal National Mortgage Association, 7.667%, 5/01/22,
                    (d) ..................................................    1,238,118
  3,621,113       Federal National Mortgage Association, 7.700%, 4/01/24,
                    (d) ..................................................    3,768,782
  2,469,251       Federal National Mortgage Association, 7.714%, 11/01/20,
                    (d) ..................................................    2,589,627
  6,102,950       Federal National Mortgage Association, 7.750%, 10/01/18,
                    (d) ..................................................    6,435,743
  2,310,308       Federal National Mortgage Association, 7.751%, 5/01/25,
                    (d) ..................................................    2,360,119
  2,268,853       Federal National Mortgage Association, 7.797%, 11/01/25,
                    (d) ..................................................    2,313,164
  2,993,074       Federal National Mortgage Association, 7.817%, 9/01/25,
                    (d) ..................................................    3,077,718
  1,178,176       Federal National Mortgage Association, 7.850%, 7/01/17,
                    (d) ..................................................    1,228,802
  3,166,068       Federal National Mortgage Association, 7.855%, 6/01/22,
                    (d) ..................................................    3,294,706
  1,163,662       Federal National Mortgage Association, 7.956%, 7/01/23,
                    (d) ..................................................    1,194,569
  2,176,140       Federal National Mortgage Association, 7.978%, 1/01/24,
                    (d) ..................................................    2,286,644
 10,057,932       Government National Mortgage Association, 7.000%, with
                    various maturities to 8/20/25, (d) ...................   10,321,584
 16,355,286       Government National Mortgage Association, 7.375%, with
                    various maturities to 6/20/23, (d) ...................   16,863,768
                                                                           ------------
                                                                            162,166,765
                                                                           ------------
                  U.S. GOVERNMENT--14.8%
  2,500,000       United States Treasury Note, 5.875%, 1/31/99 ...........    2,505,850
 10,000,000       United States Treasury Note, 6.000%, 8/15/00 ...........   10,071,900
  5,000,000       United States Treasury Note, 6.250%, 6/30/98 ...........    5,018,750
 11,700,000       United States Treasury Note, 6.375%, 5/15/00 ...........   11,875,500
                                                                           ------------
                                                                             29,472,000
                                                                           ------------
                  Total Bonds and Notes (Identified Cost $190,509,353) ...  191,638,765
                                                                           ------------

  SHORT TERM INVESTMENT--2.1%
---------------------------------------------------------------------------------------
  4,200,000       Repurchase Agreement with Merrill Lynch & Co. dated 12/
                    31/97 at 6.50% to be repurchased at $4,201,517 on 1/
                    02/98. Collateralized by $4,185,000 U.S. Treasury Note
                    5.875% due 8/15/98 valued at $4,284,394 ..............    4,200,000
                                                                           ------------
                  Total Short Term Investment (Identified Cost $4,200,000)    4,200,000
                                                                           ------------
                  Total Investments--98.0% (Identified Cost
                    $194,709,353), (b) ...................................  195,838,765

                  Other assets less liabilities  .........................    4,049,735
                                                                           ------------
                  Total Net Assets--100% ................................. $199,888,500
                                                                           ============

  (a) See Note 1a to the financial statements.
  (b) Federal Tax Information: At December 31, 1997 the net unrealized appreciation on investments based on cost for federal income tax purposes of $194,709,353 was as follows:

      Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost ................... $  1,435,961
      Aggregate gross unrealized depreciation for all investments in
       which there is an excess of tax cost over value ...................     (306,549)
                                                                           ------------
      Net unrealized appreciation ........................................ $  1,129,412
                                                                           ============
      At December 31, 1997 the Fund had a capital loss carryover of approximately $14,291,537 of which $5,625,994 expires on December
      31, 2002, $6,075,626 expires on December 31, 2003, $2,134,629 expires on December 31, 2004 and $455,288 expires on December 31,
      2005. This may be available to offset future realized capital gains, if any, to the extent provided by regulations.
  (c) The Fund's investments in mortgage backed securities of the
      Government National Mortgage Association, Federal Home Loan
      Mortgage Corporation and Federal National Mortgage Association are
      interests in separate pools of mortgages. All separate investments in securities of these issues which have the same coupon rate have been aggregated for the purpose of presentation in the schedule of investments.
  (d) Variable rate mortgage backed securities. The interest rates change on these instruments monthly based on changes in a designated base rate. The rates shown were those in effect at December 31, 1997.
  (e) Collateralized mortgage obligation.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        STATEMENT OF ASSETS & LIABILITIES
--------------------------------------------------------------------------------
December 31, 1997

ASSETS
  Investments at value .......................................                 $195,838,765
  Cash .......................................................                      113,852
  Receivable for:
    Fund shares sold .........................................                      143,702
    Securities sold ..........................................                      157,354
    Accrued interest .........................................                    5,039,566
  Prepaid registration expense ...............................                        7,000
                                                                               ------------
                                                                                201,300,239
LIABILITIES
  Payable for:
    Fund shares redeemed .....................................   $989,456
    Dividends declared .......................................    163,012
  Accrued expenses:
    Management fees ..........................................    174,802
    Deferred trustees' fees ..................................      9,979
    Accounting and administrative ............................      3,607
    Other ....................................................     70,883
                                                                ---------
                                                                                  1,411,739
                                                                               ------------
NET ASSETS ...................................................                 $199,888,500
                                                                               ============
  Net Assets consist of:
    Capital paid in ..........................................                 $213,879,946
    Distributions in excess of net investment income .........                      (14,193)
    Accumulated net realized losses ..........................                  (15,106,665)
    Unrealized appreciation on investments ...................                    1,129,412
                                                                               ------------
NET ASSETS ...................................................                 $199,888,500
                                                                               ============
Computation of net asset value and offering price:
Net asset value and redemption price of Class A shares
    ($196,927,679 divided by 26,658,838 shares of beneficial
    interest) ................................................                        $7.39
                                                                                      =====
Offering price per share (100/99 OF $7.39) ...................                        $7.46*
                                                                                      =====
Net asset value and offering price of Class B shares
  ($2,960,821 divided by 400,964 shares of beneficial
  interest) ..................................................                        $7.38**
                                                                                      =====
Identified cost of investments ...............................                 $194,709,353
                                                                               ============
* Based upon single purchases of less than $1,000,000.
  Reduced sales charges apply for purchases in excess of this amount.
**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
Year Ended December 31, 1997

INVESTMENT INCOME
  Interest ........................................                 $15,716,868
  Expenses
    Management fees ...............................   $1,230,235
    Service fees - Class A ........................      556,721
    Service and distribution fees - Class B .......       28,482
    Trustees' fees and expenses ...................       21,605
    Accounting and administrative .................       44,817
    Custodian .....................................      100,855
    Transfer agent ................................      133,398
    Audit and tax services ........................       31,070
    Legal .........................................       10,779
    Printing ......................................       23,513
    Registration ..................................       32,328
    Miscellaneous .................................       11,607
  Total expenses ..................................    2,225,410
                                                      ----------
  Less fees waived by the investment adviser
     and subadviser ...............................     (625,387)     1,600,023
                                                      ----------    -----------
  Net investment income ...........................                  14,116,845
REALIZED and UNREALIZED GAIN (LOSS) on INVESTMENTS
  Realized loss on:
    Investments - net .............................   (2,347,087)
  Unrealized appreciation on:
    Investments - net .............................    1,792,855
                                                      ----------
  Net loss on investment transactions .............                    (554,232)
                                                                    -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS ........                 $13,562,613
                                                                    ===========

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                  YEAR ENDED       YEAR ENDED
                                                 DECEMBER 31,     DECEMBER 31,
                                                     1996             1997
                                                 ------------     ------------
FROM OPERATIONS
  Net investment income ....................     $ 18,670,885     $ 14,116,845
  Net realized loss on investments .........       (3,076,747)      (2,347,087)
  Unrealized appreciation on investments ...          568,620        1,792,855
                                                 ------------     ------------
  Increase in net assets from operations ...      16,162,758       13,562,613
                                                 ------------     ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income
    Class A ................................      (16,446,055)     (12,791,602)
    Class B ................................         (127,062)        (142,367)
                                                 ------------     ------------
                                                  (16,573,117)     (12,933,969)
                                                 ------------     ------------
Decrease in net assets derived from
  capital share transactions ...............     (107,440,637)     (26,369,546)
                                                 ------------     ------------
Total decrease in net assets ...............    (107,850,996)     (25,740,902)

NET ASSETS
  Beginning of the year ....................      333,480,398      225,629,402
                                                 ------------     ------------
  End of the year ..........................     $225,629,402     $199,888,500
                                                 ============     ============
UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS
 OF) NET INVESTMENT INCOME
  Beginning of the year ....................     $   (204,379)    $     27,231
                                                 ============     ============
  End of the year ..........................     $     27,231     $    (14,193)
                                                 ============     ============

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                     CLASS A
                                                   --------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                   --------------------------------------------------------------------------
                                                    1993              1994              1995            1996            1997
                                                   ------            ------            ------          ------          ------
Net Asset Value, Beginning of Year ........        $ 7.46            $ 7.45            $ 7.20          $ 7.37          $ 7.37
                                                   ------            ------            ------          ------          ------

Income From Investment Operations
Net Investment Income .....................          0.33              0.37              0.47            0.43            0.47(c)
Net Realized and Unrealized Gain (Loss) on
  Investments .............................         (0.03)            (0.31)             0.14           (0.01)          (0.02)
                                                   ------            ------            ------          ------          ------
Total From Investment Operations ..........          0.30              0.06              0.61            0.42            0.45
                                                   ------            ------            ------          ------          ------
Less Distributions
Distributions From Net Investment Income ..         (0.31)            (0.31)            (0.44)          (0.42)          (0.43)
                                                   ------            ------            ------          ------          ------
Total Distributions .......................         (0.31)            (0.31)            (0.44)          (0.42)          (0.43)
                                                   ------            ------            ------          ------          ------
Net Asset Value, End of Year ..............        $ 7.45            $ 7.20            $ 7.37          $ 7.37          $ 7.39
                                                   ======            ======            ======          ======          ======
Total Return (%)(b) .......................          4.0               0.8               8.6             5.8             6.2
Ratio of Operating Expenses to Average Net
  Assets (%)(a) ...........................          0.60              0.60              0.66            0.70            0.70
Ratio of Net Investment Income to Average
  Net Assets (%) ..........................          4.39              4.85              6.29            6.39            6.27
Portfolio Turnover Rate (%) ...............            54                17                73              54              49
Net Assets, End of Year (000) .............      $734,251          $489,637          $331,112        $222,809        $196,928
(a) The ratio of operating expenses to
    average net assets without giving
    effect to voluntary expense limitations
    described in Note 4 to the Financial
    Statements would have been (%) ........          0.86              0.88              0.89            0.94            0.98
(b) A sales charge is not reflected in
    total return calculations.
(c) Per share net investment income does
    not reflect the periods
    reclassification of permanent
    differences between book and tax basis
    net investment income. See note 1d to
    the financial statements.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                        FINANCIAL HIGHLIGHTS -- continued
--------------------------------------------------------------------------------

                                                                                CLASS B
                                          ---------------------------------------------------------------------------------
                                          SEPTEMBER 13(a)
                                             THROUGH                              YEAR ENDED DECEMBER 31,
                                           DECEMBER 31,          ----------------------------------------------------------
                                               1993               1994              1995             1996             1997
                                          --------------         ------            ------           ------           ------
Net Asset Value, Beginning of
  Period .......................             $ 7.52              $ 7.45            $ 7.20           $ 7.37           $ 7.36
                                             ------              ------            ------           ------           ------
Income From Investment
  Operations
Net Investment Income ..........               0.08                0.29              0.41             0.37             0.41(e)
Net Realized and Unrealized Gain
  (Loss) on Investments ........              (0.08)              (0.29)             0.14            (0.02)           (0.02)
                                             ------              ------            ------           ------           ------
Total From Investment Operations               0.00                0.00              0.55             0.35             0.39
                                             ------              ------            ------           ------           ------
Less Distributions
Distributions From Net
  Investment Income ............              (0.07)              (0.25)            (0.38)           (0.36)           (0.37)
                                             ------              ------            ------           ------           ------
Total Distributions ............              (0.07)              (0.25)            (0.38)           (0.36)           (0.37)
                                             ------              ------            ------           ------           ------
Net Asset Value, End of Period .             $ 7.45              $ 7.20            $ 7.37           $ 7.36           $ 7.38
                                             ======              ======            ======           ======           ======
Total Return (%)(d) ............               0.0                 0.1               7.8              4.9              5.4
Ratio of Operating Expenses to
  Average Net Assets (%)(b) ....               1.35(c)             1.35              1.41             1.45             1.45
Ratio of Net Investment Income
  to Average Net Assets (%) ....               3.50(c)             4.10              5.54             5.64             5.52
Portfolio Turnover Rate (%) ....                 54(c)               17                73               54               49
Net Assets, End of Period (000)                $855              $2,056            $2,368           $2,821           $2,961
(a) Commencement of operations.
(b) The ratio of operating
    expenses to average net
    assets without giving effect
    to voluntary expense
    limitations described in
    Note 4 to the Financial
    Statements would have been
    (%) ........................               1.61                1.63              1.65             1.69             1.73
(c) Computed on an annualized
    basis.
(d) A contingent deferred sales
    charge is not reflected in
    total return calculations.
    Periods less than one year
    are not annualized.
(e) Per share net investment
    income does not reflect the
    periods reclassification of
    permanent differences
    between book and tax basis
    net investment income. See
    note 1d to the financial
    statements.

                See accompanying notes to financial statements.

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
December 31, 1997

1. The Fund is a series of New England Funds Trust II, a Massachusetts business trust (the "Trust"), and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Declaration of Trust permits the trustees to issue an unlimited number of shares of the Trust in multiple series (each series of shares a "Fund").

The Fund offers both Class A and Class B shares. The Fund commenced its public offering of Class A Shares on October 18, 1991 and Class B shares on September 13, 1993. Class A shares are sold with a maximum front end sales charge of 1.00%. Class B shares do not pay a front end sales charge, but pay a higher ongoing distribution fee than Class A shares for eight years (at which point they automatically convert to Class A shares), and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase (or five years if purchased before May 1, 1997). Expenses of the Fund are borne pro-rata by the holders of both classes of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees applicable to such class), and votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund were liquidated. In addition, the trustees approve separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION. Debt securities (other than short-term obligations with a remaining maturity of less than sixty days) are valued on the basis of valuations furnished by a pricing service, selected by the Fund's adviser as authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than sixty days are stated at amortized cost, which approximates value. All other securities and assets are valued at their fair value as determined in good faith by the Fund's adviser, New England Funds Management, L.P., and the subadviser, under the supervision of the Fund's trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME. Security transactions are accounted for on the trade date (the date the buy or sell is executed). Interest income is recorded on the accrual basis. Interest income is increased by the accretion of discount. In determining net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

C. FEDERAL INCOME TAXES. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders all of its income and any net realized capital gains at least annually. Accordingly, no provision for federal income tax has been made.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends are declared daily to shareholders of record at the time and are paid monthly.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences relate primarily to differing treatments for income recognition for mortgage-backed securities. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification to paid in capital.

E. REPURCHASE AGREEMENTS. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 100% of the repurchase price. The Fund's subadviser is responsible for determining that the value of the collateral is at all times at least equal to the repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

2. PURCHASE AND SALES OF SECURITIES (excluding short-term investments) for the Fund for the year ended December 31, 1997 were as follows:

       PURCHASES                SALES
    ---------------        ---------------
    U.S. GOVERNMENT        U.S. GOVERNMENT
    ---------------        ---------------
     $116,297,994            $144,285,369

3A. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES. The Fund pays management fees to its investment adviser, New England Funds Management, L.P. ("NEFM") at the annual rate of 0.55% of the first $200 million of the Fund's average daily net assets, 0.51% of the next $300 million and 0.47% of such assets in excess of $500 million. NEFM pays the Fund's investment subadviser, Back Bay Advisors L.P. ("Back Bay Advisors") at the rate of 0.275% of the first $200 million of the Fund's average daily net assets, 0.255% of the next $300 million and 0.235% of such assets in excess of $500 million. Certain officers and directors of NEFM are also officers or trustees of the Fund. NEFM and Back Bay Advisors are wholly owned subsidiaries of New England Investment Companies, L.P. ("NEIC"), which is a subsidiary of Metropolitan Life Insurance Company ("MetLife"). Fees earned by NEFM and Back Bay Advisors under the management agreement in effect during the year ended December 31, 1997 are as follows:

FEES EARNED(a)
--------------
$615,118                    New England Funds Management
$615,117                    Back Bay Advisors

(a) Before reduction pursuant to voluntary expense limitations. See Note 4.

B. ACCOUNTING AND ADMINISTRATIVE EXPENSE. New England Funds L.P. ("New England Funds"), the Fund's distributor, is a wholly owned subsidiary of NEIC and performs certain accounting and administrative services for the Fund. The Fund reimburses New England Funds for all or part of New England Funds' expenses of providing these services which include the following: (i) expenses for personnel performing bookkeeping, accounting, financial reporting functions and clerical functions relating to the Fund, and (ii) expenses for services required in connection with the preparation of registration statements and prospectuses, registration of shares in various states, shareholder reports and notices, proxy solicitation material furnished to shareholders of the Fund or regulatory authorities and reports and questionnaires for SEC compliance. For the year ended December 31, 1997 these expenses amounted to $44,817 and are shown separately in the financial statements as accounting and administrative.

C. SERVICE AND DISTRIBUTION EXPENSE. Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund's Class A shares (the "Class A Plan") and a Service and Distribution Plan relating to the Fund's Class B shares (the "Class B Plan").

Under the Class A Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class A shares, as reimbursement for expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $556,721 in fees under the Class A Plan. If the expenses of New England Funds that are otherwise reimbursable under the Class A Plan incurred in any year exceed the amounts payable by the Fund under the Class A Plan, the unreimbursed amount (together with unreimbursed amounts from prior years) may be carried forward for reimbursement in future years in which the Class A Plan remains in effect. The amount of unreimbursed expenses carried forward into 1998 is $1,929,283.

Under the Class B Plan, the Fund pays New England Funds a monthly service fee at the annual rate of up to 0.25% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in providing personal services to investors in Class B shares and/or the maintenance of shareholder accounts. For the year ended December 31, 1997, the Fund paid New England Funds $7,121 in service fees under the Class B Plan.

Also under the Class B Plan, the Fund pays New England Funds a monthly distribution fee at the annual rate of up to 0.75% of the average daily net assets attributable to the Fund's Class B shares, as compensation for services provided and expenses (including certain payments to securities dealers, who may be affiliated with New England Funds) incurred by New England Funds in connection with the marketing or sale of Class B shares. For the year ended December 31, 1997, the Fund paid New England Funds $21,361 in distribution fees under the Class B Plan.

Commissions (including contingent deferred sales charges) on Fund shares paid to New England Funds by investors in shares of the Fund during the year ended December 31, 1997 amounted to $263,142.

D. TRANSFER AGENT FEES. New England Funds is the transfer and shareholder servicing agent to the Fund. For the year ended December 31, 1997, the Fund paid New England Funds $94,537 as compensation for its services in that capacity. For the year ended December 31, 1997, the Fund received $4,432 in transfer agent credits. The transfer agent expense in the Statement of Operations is net of these credits.

E. TRUSTEES FEES AND EXPENSES. The Fund does not pay any compensation directly to its officers or trustees who are directors, officers or employees of NEFM, New England Funds, NEIC or their affiliates, other than registered investment companies. Each other trustee is compensated by the Fund as follows:

Annual Retainer                                       $2,089
Meeting Fee                                           $109/meeting
Committee Meeting Fee                                 $65/meeting
Committee Chairman Retainer                           $95/year

A deferred compensation plan is available to the trustees on a voluntary basis. Each participating trustee will receive an amount equal to the value that such deferred compensation would have had, had it been invested in the Fund on the normal payment date.

4. EXPENSE LIMITATIONS. Commencing June 1, 1995 and until further notice to the Fund, Back Bay Advisors and NEFM have voluntarily agreed to reduce management fees in order to limit the Fund's expenses to an annual rate of 0.70% of the Fund's Class A average daily net assets and, 1.45% of Class B average daily net assets. From May 1, 1995 through June 1, 1995 expenses were voluntarily limited to 0.65% of Class A average net assets and 1.40% of Class B average net assets. From April 1, 1992 through May 1, 1995 expenses were voluntarily limited to 0.60% of Class A average net assets and 1.35% of Class B average net assets. Prior to April 1, 1992 the Fund's expenses were subject to a 0.50% voluntary expense limitation agreed to by both Back Bay Advisors and New England Funds. As a result of the Fund's expenses exceeding the applicable voluntary expense limitation during the year ended December 31, 1997, Back Bay Advisors reduced its management fee of $615,117 by $312,693 and NEFM reduced its management fee of $615,118 by $312,694.

5. CAPITAL SHARES. At December 31, 1997 there was an unlimited number of shares of beneficial interest authorized, divided into two classes, Class A and Class B capital stock. Transactions in capital shares were as follows:

                                            YEAR ENDED                  YEAR ENDED
                                        DECEMBER 31, 1996           DECEMBER 31, 1997
                                  ---------------------------   --------------------------
CLASS A                             SHARES         AMOUNT          SHARES        AMOUNT
-------                           -----------   -------------   -----------   ------------
Shares sold ....................    9,423,564   $  69,389,156    10,184,271   $ 75,205,511
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  investment income ............    1,009,552       7,430,124       901,119      6,657,982
                                  -----------   -------------   -----------   ------------
                                   10,433,116      76,819,280    11,085,390     81,863,493
Shares repurchased .............  (25,080,230)   (184,716,449)  (14,678,342)  (108,373,107)
                                  -----------   -------------   -----------   ------------
Net decrease ...................  (14,647,114)  $(107,897,169)   (3,592,952)  $(26,509,614)
                                  -----------   -------------   -----------   ------------

                                           YEAR ENDED                    YEAR ENDED
                                       DECEMBER 31, 1996             DECEMBER 31, 1997
                                  ---------------------------   --------------------------
CLASS B                              SHARES        AMOUNT         SHARES         AMOUNT
                                  -----------   -------------   -----------   ------------
Shares sold ....................      157,929    $  1,162,842       104,271   $    777,704
Shares issued in connection with
  the reinvestment of:
  Distributions from net
  investment income ............       14,541         107,004        17,276        127,549
                                  -----------   -------------   -----------   ------------
                                      172,470       1,269,846       121,547        905,253
Shares repurchased .............     (110,554)       (813,314)     (103,688)      (765,185)
                                  -----------   -------------   -----------   ------------
Net increase ...................       61,916         456,532        17,859        140,068
                                  -----------   -------------   -----------   ------------

Decrease derived from capital
  shares transactions ..........  (14,585,198)  $(107,440,637)   (3,575,093)  $(26,369,546)
                                  ===========   =============    ==========   ============

-------------------------------------------------------------------------------

                     New England Funds, L.P., Distributor
                             399 Boylston Street
                               Boston, MA 02116
                            Toll Free 800-225-5478

This material is authorized for distribution to prospective investors when it is preceded or accompanied by the Fund's current prospectus, which contains information about distribution charges, management and other items of interest.
    Investors are advised to read the prospectus carefully before investing.

-------------------------------------------------------------------------------
                       REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Trustees of New England Funds Trust II and Shareholders of
NEW ENGLAND ADJUSTABLE RATE U.S. GOVERNMENT FUND

In our opinion, the accompanying statement of assets & liabilities, including the portfolio composition, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of New England Adjustable Rate U.S. Government Fund ("the Fund"), a series of New England Funds Trust II, at December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above. The statement of changes in net assets for the period ended December 31, 1996 and the financial highlights for each of the periods then ended were audited by other independent accountants whose report dated February 10, 1997 expressed an unqualified opinion on those statements.

PRICE WATERHOUSE LLP

Boston, Massachusetts
February 12, 1998

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